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                           --SCHEDULE 14A TEMPLATE--
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     Security Land & Development Corporation
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

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                     SECURITY LAND & DEVELOPMENT CORPORATION
                         2816 WASHINGTON ROAD SUITE 103
                             AUGUSTA, GEORGIA 30909

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2002

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Notice is hereby given that the Annual Meeting of the stockholders of Security
Land & Development Corporation will be held at Sheraton Augusta Hotel, Bobby Jones Expressway and Wheeler Road, Augusta, Georgia, on Thursday, May 23, 2002, at 10:00 A.M., Augusta, Georgia time, for the purpose of considering and acting on the following matters:

           1.  Setting the number of the Board of Directors at six (6) members.

           2.  The election of six (6) Directors.

           3.  The election of an auditor for the company.

           4. The transaction of such other business as may properly come before the meeting.

Pursuant to the By-laws, the Board of Directors has fixed the close of business on April 23, 2002 as the record date for the determination of stockholders entitled to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to vote.

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IMPORTANT NOTICE FROM SECURITY LAND & DEVELOPMENT CORPORATION

         Enclosed with this notice of the Annual Meeting of Shareholders to be held on Thursday, May 23, 2002 are a Proxy Statement and Proxy Card. I would like to urge each of you to plan to attend this meeting if at all possible and if not possible, please execute the enclosed proxy and return the same to me immediately. It is necessary that we have a quorum represented in person or by proxy in order to conduct any business at this meeting. Therefore, please give this your immediate attention and return it by mail. The Company also requests that each shareholder send their Social Security Number to be included in shareholder records for identification purposes.

                                     QUORUM

         The presence in person or by proxy of the holders of a majority of the stock issued and outstanding and entitled to vote shall be necessary to constitute a quorum for the transaction of business at the Annual Meeting. Based on the number of shares outstanding and entitled to vote as of February 1, 2002, a quorum for this meeting will be 2,623,554 shares.

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                       SHAREHOLDERS' PROPOSALS FOR ANNUAL

                           MEETING TO BE HELD IN 2003

         Shareholders who have a legitimate item of business that they wish to be taken up at the Corporation's Annual Stockholders Meeting to be held in the year 2003 must send their proposals to Security Land & Development Corporation, 2816 Washington Road, Suite 103, Augusta, Georgia 30909, no later than November 30, 2002. This deadline is necessitated by the fact that the Corporation must have time to review the proposal and to include same within the proxy materials to be reviewed by the Securities & Exchange Commission.

         PLEASE BE ADVISED THAT SECURITY LAND & DEVELOPMENT CORPORATION WILL PROVIDE WITHOUT CHARGE BY WRITTEN REQUEST, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION PURSUANT TO RULE 13(A)(1) UNDER THE ACT FOR THIS CORPORATION'S FISCAL YEAR ENDED SEPTEMBER 30, 2001.

         ALL SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO:

                  T. GREENLEE FLANAGIN
                  PRESIDENT
                  SECURITY LAND & DEVELOPMENT CORPORATION
                  2816 WASHINGTON ROAD SUITE 103
                  AUGUSTA, GEORGIA  30909

                                            By Order of the Board of Directors


                                            Gregory B. Scurlock
                                            Secretary and Treasurer

                     SECURITY LAND & DEVELOPMENT CORPORATION

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                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2002

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DATE OF FIRST MAILING TO STOCKHOLDERS: APRIL 23, 2002

         The accompanying proxy is solicited on behalf of the Board of Directors of Security Land & Development Corporation in connection with the Annual Meeting of Stockholders to be held May 23, 2002. The shares represented by a proxy in the accompanying form, which is properly executed, returned to management and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given with respect to a matter to be acted upon, the shares represented by the proxy will be voted as stated in the section of this statement entitled Actions to be Taken Under the Proxy. A proxy may be revoked at the option of persons executing the same at any time before the voting thereof, either in writing or by being present and voting at the meeting.

         Only stockholders of record at the close of business on APRIL 23, 2002 are entitled to vote at the Annual Meeting or any adjournment thereof. As of this date, the outstanding voting stock of Security Land & Development Corporation was 5,247,107 shares of Common Stock, ten cents ($0.10) par value. Each share of outstanding stock entitles the holder to one vote.

         The cost of solicitations of proxies will be borne by Security Land & Development Corporation, including the expenses in connection with preparing, assembling and mailing this statement. As in the past, Security Land & Development Corporation will also reimburse brokers, custodians, and nominees for their expense in sending proxies and proxy material to beneficial owners.

         If necessary in order to assure that more than the minimum of 50 percent of the outstanding shares required for a quorum are represented by proxies, proxy solicitation may also be made personally or by telephone or telegram by officers or employees of the corporation. Additionally, if a quorum is not present at the meeting, either in person or by proxy, then it is the intention of the Board of Directors to adjourn the meeting to such time as shall be then announced, but not later than 30 days from the date of the meeting as originally scheduled, and the officers and employees of the Corporation will be again requested to telephone shareholders for the sole purpose of requesting that they execute and return proxy cards. The meeting will continue to be adjourned from time to time until a quorum is obtained.

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                         ACTION TO BE TAKEN UNDER PROXY

         The persons acting under the proxy will vote the shares represented thereby in accordance with the instructions of the grantor of the proxy. Unless otherwise instructed, the persons will vote FOR setting the number of the members of the Board of Directors at six (6) members; FOR the election of the following nominees as directors; T. Greenlee Flanagin, W. Stewart Flanagin, Jr.,
M. David Alalof, Robert M. Flanagin, Gregory B. Scurlock, John C. Bell, Jr.; FOR the approval of Cherry, Bekaert & Holland, C.P.A., as Auditor for the Company for the fiscal year ending September 30, 2002, and such matters as the holder may desire in the transaction of any other business as may come before the meeting or any adjournment thereof.

                         SETTING THE NUMBER OF DIRECTORS

         At the last Annual Stockholders' Meeting, a resolution was passed setting the number of directors of the Corporation at six (6) members. Unless otherwise instructed, persons under proxy will vote FOR setting the number of directors at six (6).

         In the event that a majority of the shares present and voting approve setting the number of directors at six (6), it will be so set. If less than a majority so approve, then the number of directors will remain at six (6) since it was so set at the last shareholders meeting and it requires a majority vote to change the number of directors. If by a majority vote the number of directors is set at more then six (6), then the persons acting under the proxy will utilize the discretion contained in the proxy to vote such additional persons as are necessary to fill the vacancies so created. If by majority vote the number of directors is set at less than six (6), then the persons acting under the proxy will vote such of the six (6) persons nominated above as may be necessary to fill the number of director positions available. It is the present intention of persons acting under the proxy to eliminate from the successful slate by "straw vote", i.e., solely by chance.

                              ELECTION OF DIRECTORS

         One purpose of the Annual Meeting is to elect members to the Board of Directors to serve until the next Annual Meeting or until their successors are duly elected and qualified.

         Shareholders may vote for the slate of Directors or may abstain. Additionally, shareholders may withhold authority to vote for certain individually named nominees in the slate by lining through or otherwise striking out the name of any such nominee.

         In the event, by reason of death or other unexpected occurrence, any one or more of the nominees shall not be available for election, the persons named in the proxy have advised that they will vote for such substitute nominees as the Board of Directors may propose. Unless contrary instructions are received, the persons named


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in the proxy have advised that they intend to vote FOR the nominees named by the
Board of Directors of Security Land & Development Corporation.

         For the 13 month period starting January 1, 2001 and ending February 1, 2002, the Board of Directors held two (2) meetings. Most, but not all, of the nominees were present at every meeting.

         Security Land & Development Corporation does not have a standing audit, nominating or compensation committee or any other committee performing such functions.

         The Board of Directors has not established a formal written Audit Charter.

         For the fiscal year ended September 30, 2001, the Board of Directors of the Company (1) reviewed and discussed the Company's audited financial statements with management (2) received from the Company's independent auditor, Cherry, Bekaert & Holland, disclosures of all matters required to be disclosed to the Board of Directors under Statement on Auditing Standards No. 61, and (3) received from Cherry, Bekaert & Holland, disclosures regarding Cherry, Bekaert & Holland's independence as required by Independence Standards Board Standard No.
1. A representative of the Board of Directors has discussed with Cherry, Bekaert & Holland their independence. As the Company's Board of Directors functions as the Company's Audit Committee, no recommendation has been made by the Audit Committee to the Board of Directors regarding the inclusion of the Company's annual audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001.

The names of the six nominees, their principal occupations, the periods during which they have served as directors and their beneficial ownership of equity securities of Security Land & Development Corporation as of February 1, 2002, are set forth in the following table:

                              NOMINEES FOR ELECTION

Names, present office,              Principal Occupation           Served as      Term Expires        Shares Common Stock
Age                                 For preceding 5 year           Director                           Owned Beneficially as of
                                    Period                         Since                              02/01/02
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
W. Stewart Flanagin, Jr.            Pharmacist                     1983           Annual Meeting      463,052 Shares      8.8%
(Chairman)                          Owner, Hill Drug Co.                          Scheduled
Age- 54                                                                           May 23, 2002

T. Greenlee Flanagin                Licensed Realtor               1983           Annual Meeting      604,847 Shares     11.5%
(President)                                                                       Scheduled
Age- 53                                                                           May 23, 2002

John C. Bell, Jr.                   Attorney-at-Law                1983           Annual Meeting     330,865 Shares         6%
(Vice-President)                                                                  Scheduled
Age- 53                                                                           May 23, 2002

Gregory B. Scurlock                 Senior Vice-President,         1983           Annual Meeting     500 Shares            --
(Secretary-Treasurer)               First Union National Bank                     Scheduled
Age- 53                             Of Georgia                                    May 23, 2002

M. David Alalof                     President, A.H.S. &            1977           Annual Meeting     27,526 Shares         --
(Director)                          Associates                                    Scheduled
Age- 59                                                                           May 23, 2002

Robert M. Flanagin                  Licensed Realtor               1983           Annual Meeting     499,083 Shares       9.5%
(Director)                                                                        Scheduled
Age- 44                                                                           May 23, 2002

              STOCK TRANSACTIONS BY NOMINEES WITHIN LAST TWO YEARS

12/17/01 T. Greenlee Flanagin transferred 75,000 shares to T. Greenlee Flanagin, Jr.


PRESENT DIRECTORS &        AMOUNT OF SHARES          PERCENT OF
OFFICERS AS A GROUP        BENEFICIALLY OWNED        OWNERSHIP
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     6                     1,925,873                 36.7%


                           PRINCIPAL SECURITY HOLDERS

         On or about November 29, 1982, Messrs. W. Stewart Flanagin, Jr., T. Greenlee Flanagin, and Robert M. Flanagin purchased 1,302,754 shares of stock including 1,140,307 shares owned by the Judy Lynn Tanner Insurance Agency, Inc. The Flanagin's own as February 1, 2002, shares as follows:

         W. Stewart Flanagin, Jr.--         463,052 shares             8.8%
         1117 Glenn Avenue
         Augusta, Georgia  30904

         Thomas Greenlee Flanagin--         604,847 shares            11.5%
         3326 Wheeler Road
         Augusta, Georgia  30909

         Robert Monroe Flanagin-            499,083 shares             9.5%
         3052 Skinner Mill Road
         Augusta, Georgia  30909

         Anne Flanagin Smith-               387,541 shares             7.4%
         4688 Great Falls Highway
         Great Falls, South Carolina  29055

         The Flanagin Family group owns a total of approximately 42.8% of all shares of stock issued and outstanding. This 42.8% includes 79,585 shares (1.5%) owned by the estate of the late Dr. W. S. Flanagin, Sr., 210,366 shares (4%) owned by Thomas Greenlee Flanagin, Jr., and 3,429 shares owned by Harriette Robinson Flanagin. Of the 604,847 shares registered to Thomas Greenlee Flanagin, 212,959 shares are registered in the name of T. Greenlee Flanagin, custodian for Clay Flanagin, minor.

                     REMUNERATION OF DIRECTORS AND OFFICERS

         The present Directors of the Company serve without compensation and no officer receives compensation in excess of fifty thousand and no/100 ($50,000) dollars annually. The Chief Executive Officer of the Corporation received or accrued compensation during the fiscal year ending September 30, 2001 in the sum of $32,832 and the Chairman of the Board received or accrued compensation in the sum of $3,600. Each Director of the Corporation receives compensation of $100 per Director's meeting attended for services performed as a Director.

         There were no annuity, pension or retirement benefits paid during the fiscal year ending September 30, 2001 and none are proposed to be paid to any Officer or Director of Security Land & Development Corporation.

         There are no remuneration payments other than ordinary salary payments proposed to be made in the future (directly or indirectly) by the Corporation or any of its subsidiaries pursuant to any plan or arrangement with any Director or Officer.

         There were no options granted to any Officer or Director to purchase securities of Security Land & Development Corporation or its subsidiaries during the fiscal year ending September 30, 2001 and none have been granted to date.



                        INTEREST OF MANAGEMENT AND OTHERS
                             IN CERTAIN TRANSACTIONS

         In the ordinary course of business, the Company may enter into transactions with Directors, officers, security holders, or their immediate family members. During the year 2001, there were no transactions of this type.

         RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected the firm of Cherry, Bekaert & Holland, C.P.A., 1029 Greene Street, Augusta, Georgia 30901, to serve as independent public accountants for the Corporation for the fiscal year ending September 30, 2002. Although the selection and appointment of independent accountants is not required to be submitted to a vote of the stockholders, the Board has decided to ask the stockholders to approve the appointment. If the stockholders do not approve such appointment, the Board will reconsider the appointment. The vote of a majority of the stock present and voting is necessary to approve the appointment of the auditor. It is the intention of the Board of Directors to vote the shares represented by any proxy so received FOR the approval of the selection of Cherry, Bekaert & Holland as C.P.A., unless otherwise indicated on any proxy so received.

         The firm of Cherry, Bekaert & Holland, Certified Public Accountant, does not presently have nor has not in the past had any direct or indirect financial or material interest in Security Land & Development Corporation or any of said Corporation's subsidiaries. The firm of Cherry Bekaert & Holland does not presently have nor had not in the past had any direct interest in Security Land & Development Corporation or any of said Corporation's subsidiaries in capacity of promoter, underwriter, voting trustee, director, officer, or employee. Representatives of Cherry, Bekaert & Holland are expected to be present at the meeting with an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions. The Board of Directors of the Company does not have an audit or similar committee.

         Fees billed or to be billed to the Company by Cherry, Bekaert & Holland for the Company's fiscal year end September 30, 2001 are as follows:

         Audit Fees. The aggregate audit fees billed or to be billed to the Company by Cherry , Bekaert & Holland for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on form 10-QSB for the fiscal year ended September 30, 2001 totaled $12,650.

         Financial Information Systems Designed and Implementation Fees. Cherry, Bekaert & Holland provided no professional services to the Company regarding financial information systems design and implementation during the Company's fiscal year ended September 30, 2001.

         All Other Fees. The aggregate fees billed or to be billed to the Company by Cherry, Bekaert & Holland for the fiscal year ended September 30, 2001 for all services rendered to the Company, including tax related services, but excluding audit fees and information systems and design and implementation fees, totaled $1,000.

         The affirmative vote, in person or by proxy, of a majority of all outstanding shares of the Company present at the meeting will be necessary for the adoption of this proposal.

         The Board of Directors recommend a vote FOR this proposal.

                                      PROXY

                     SECURITY LAND & DEVELOPMENT CORPORATION

PROXY FOR REGULAR ANNUAL MEETING OF SHAREHOLDERS, MAY 23, 2002. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND IF VALIDLY EXECUTED WILL BE VOTED AT SAID MEETING AND WILL BE VOTED AS SPECIFIED.

         The undersigned hereby constitutes and appoints W. Stewart Flanagin, Jr. and Gregory B. Scurlock, and each or any of them my true and lawful attorneys in my name, place, and stead, and as my proxy with all vote for me at the annual meeting of the shareholders of the Security Land & Development Corp., to be held at the Sheraton Augusta Hotel, Bobby Jones Expressway and Wheeler Road, Augusta, Georgia, on Thursday, May 23, 2002, at 10:00 A.M., or at any adjournment or adjournments thereof according to the number I would be entitled to cast if I were personally present.

         THE BOARD OF DIRECTORS RECOMMENDS A FAVORABLE VOTE FOR THE FOLLOWING PROPOSALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SAID PROPOSALS.

         1. FOR () or AGAINST () setting the number of members of the Board of Directors at six (6).

         2.   ELECTION OF DIRECTORS:
              FOR () all nominees listed below or ABSTAIN () (except as marked to the contrary below-withhold authority to vote for certain individually named nominees in the slate by lining through or otherwise striking out the name of any such nominee.)
              W.STEWART FLANAGIN, JR.; T. GREENLEE FLANAGIN; M. DAVID ALALOF; JOHN C. BELL, JR.; GREGORY B. SCURLOCK; ROBERT M. FLANAGIN.

         3. FOR () or AGAINST () the appointment of Cherry, Bekaert & Holland, C.P.A. as auditor for Security Land & Development Corporation.

         4. And upon any other business that may properly come before the meeting.

         DISCRETIONARY AUTHORITY IS CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. MANAGEMENT IS NOT PRESENTLY AWARE OF ANY SUCH MATTERS.
         A majority of my aforesaid attorney as shall be present and shall act at the meeting (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of all of my aforesaid attorney herein.

                    Receipt of notice is hereby acknowledged
         Signature _____________________________________________Date________
               Shareholders (if signing as attorney, administrator, executor, guardian, or trustee, add your title to the signature)

         Social Security Number
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